«Date»

«Sal» «First» «Last»

«Street_Address»

«City», «State» «Zip»

Re:     Grant of Performance-Based Phantom Stock Units

I am pleased to inform you that as of «Grant_Date» (the “Grant Date”) Integrated Electrical Services, Inc., a Delaware corporation (the “Company”), has made a performance-based grant to you of phantom stock units (“PSUs”) with respect to the Company’s stock under the Company’s 2006 Equity Incentive Plan (the “Plan”). The terms of the grant are as follows:

1.	Grant/Performance Matters/Vesting.

(a)	Number of PSUs Granted. You are hereby granted «PSU_Grant» PSUs under the Plan.

(b)

Performance Goals. Attachment A hereto sets forth the Performance Period, Performance Goals and the levels of achievement required in order for your PSUs to become shares of Restricted Stock at the end of the Performance Period.

(c)

Vesting of Award. Except as provided in Paragraph 2 below, the vesting of your Award is dependent upon your continuous employment with the Company until «Vesting_Date» (the “Vesting Date”). However, your Award will be automatically cancelled unpaid if the minimum goal for the Performance Period is not achieved.

2.     Events Occurring Prior to Vesting Date.

(a)     Termination due to Death or Disability.

    (i)      PSUs. If you cease to be an employee of the Company as a result of your death or a disability that entitles you to disability benefits under the Company’s long-term disability plan (“Disability”) on or prior to the end of the Performance Period, all of the PSUs granted to you will become 100% vested upon such termination.

(ii)	Restricted Stock. If you cease to be an employee of the Company after the end of the Performance Period and prior to the Vesting Date as a result of your death or Disability, the shares of Restricted Stock, if any, granted to you for the Performance Period results achieved will become 100% vested upon such termination.

(b)     Other Terminations. If, prior to the Vesting Date, you cease to be an employee of the Company for any reason other than as provided in paragraph (a) above or your employer ceases to be an Affiliate of the Company, all PSUs or shares of Restricted Stock, as applicable, granted to you shall be forfeited automatically upon such termination without payment.

(c)     Change in Control. Notwithstanding any other provision hereof, (i) if a Change in Control occurs on or prior to the end of the Performance Period, all PSUs granted to you shall become fully vested upon the occurrence of the Change in Control and (ii) if a Change in Control occurs after the end of the Performance Period and prior to the Vesting Date, all shares of Restricted Stock, if any, granted to you for the Performance Period results achieved will become fully vested upon the occurrence of the Change in Control.

       “Employment” with the Company, for purposes of this Agreement, shall include being an employee, consultant or director of the Company or any Subsidiary of the Company.

3.     Payment of Vested Awards. Subject to Section 4 below, as soon as reasonably practicable after the Vesting Date, you shall receive from the Company a number of vested Shares equal to the number of shares of Restricted Stock held by you on the Vesting Date. Notwithstanding the foregoing, with respect to PSUs or shares of Restricted Stock that become vested pursuant to Section 2(a) or (c) prior to the Vesting Date, payment of such vested award shall be paid to you within 30 days of such earlier vesting event.

4.     Tax Withholding. To the extent this award results in compensation income to you upon grant, vesting or any election by you under Section 83(b) of the Code, you must deliver to the Company at that time such amount of money as the Company may require to meet its tax withholding obligation under applicable laws or make such other arrangements to satisfy such withholding obligation as the Company, in its sole discretion, may approve. The Company, in its discretion, may withhold Shares (valued at their fair market value on the date of the withholding of such Shares) otherwise to be issued to you to satisfy its withholding obligations.

5.     Limitations Upon Transfer. All rights under this Agreement shall belong to you and may not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), other than by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order”, and shall not be subject to execution, attachment, or similar process.

6.     Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company or upon any person lawfully claiming under Employee.

7.     Modification. Except to the extent permitted by the Plan, any modification of this Agreement will be effective only if it is in writing and signed by each party whose rights hereunder are affected thereby.

8.     Employment Agreement. If you are party to a written employment agreement with the Company that provides you with additional rights with respect to PSUs or Restricted Stock granted under the Plan, this Agreement shall be deemed to incorporate such additional rights.

9.     Plan Controls. This grant is subject to the terms of the Plan, which are hereby incorporated by reference. In the event of a conflict between the terms of this Agreement and the Plan, the Plan shall be the controlling document. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Plan.

10.     Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, without regard to conflicts of laws principles thereof.

By signing below, you agree that this grant is under and governed by the terms and conditions of the Plan, including the terms and conditions set forth in this Agreement, including Attachment A hereto. Please execute and return this Agreement to Bob Callahan. The attached copy of this Agreement is for your records.

                                                                INTEGRATED ELECTRICAL SERVICES, INC.

                                                                By:         ______________________________
                                                                Name:    Robert B. Callahan  _____________
                                                                Title:      Sr. Vice President, Human Resources

                                                                EMPLOYEE:

                                                                _____________________________________

                                                                 «First» «Middle» «Last»

ATTACHMENT A

Performance Goals

Except as otherwise provided in the Agreement, the provisions of this Attachment A shall determine the number of shares of Restricted Stock, if any, payable with respect to your PSUs.

I.         Performance Period

        The Performance Period shall be the period beginning «Perf_Period_Start_Date»and ending «Perf_Period_End_Date».

II.        Earnings Per Share (“EPS”)

         The number of shares of Restricted Stock, if any, that will be granted to you at the end of the Performance Period upon cancellation of your PSUs will be determined based on the sum of the annual EPS of the Company for each of the fiscal years in the Performance Period.

        Such annual EPS amounts shall be those reported in the Company’s annual reports to its stockholders for the applicable fiscal years in the Performance Period, determined on a fully diluted basis, and adjusted for any restatements in such EPS that occur prior to the Vesting Date or, if earlier, a vesting event (under Section 2 of the Agreement) that occurs after the end of the Performance Period and prior to the Vesting Date.

III.      Determination of Number of PSUs Earned/Restricted Stock Granted

	1	2	3	4	5
Number of PSUs Earned	<Threshold 0%	Threshold 50%	Target 100%	Stretch 150%	Maximum 200%
Company’s total EPS for Performance Period	$«0%»	$«50%»	$«100%»	$«150%»	$«200%»

         For EPS results between any of the columns, the percentage earned shall be determined by linear interpolation between the two columns.
For each PSU “earned,” as provided above, you will receive one share of Restricted Stock.

IV.      Adjustments for Significant Events

        If, after the beginning of the Performance Period, there is change in accounting standards required by the Financial Accounting Standards Board or other significant event with respect to the Company, the earnings per share shall be adjusted by the Committee as appropriate to equitably reflect such change or event.

A-1

V.        Committee Determination

        As soon as reasonably practical following the end of the Performance Period, the Committee shall review and determine the performance results for the Performance Period. No shares of Restricted Stock shall be granted prior to the Committee’s determination of the performance results; provided, however, the Committee’s determination shall not be required in the event of a Change in Control.

A-2